Exhibit 99.1

200 Crossing Boulevard, Bridgewater, NJ 08807

Press Release:

SYNCHRONOSS TECHNOLOGIES, INC. ANNOUNCES

FIRST QUARTER 2013 FINANCIAL RESULTS

•                  First quarter non-GAAP total revenue of $79.5 million increases 22% year-over-year

•                  First quarter non-GAAP operating income of $15.9 million represents 20% non-GAAP operating margin and drives non-GAAP EPS of $0.28

BRIDGEWATER, NJ — May 1, 2013 — Synchronoss Technologies, Inc. (NASDAQ: SNCR), the mobile innovation company that provides personal cloud solutions and software-based activation for connected devices across the globe, today announced financial results for the first quarter of 2013.

“Our strong business momentum entering 2013 led to first quarter revenue that exceeded our expectations,” said Stephen G. Waldis, Founder and Chief Executive Officer of Synchronoss.  “We have recently launched our Personal Cloud platform with multiple customers, and our additional cloud services deployments remain on track.  2013 is a pivotal year for Synchronoss as our Personal Cloud customers across the globe deploy our platform and begin scaling their cloud services in the latter half of 2013.  We remain highly focused on ensuring that our mobile operator customers benefit from a superior customer experience, increasing adoption rates of their cloud services, and ultimately creating new revenue streams and lowering churn.”

On a GAAP basis, Synchronoss reported net revenues of $78.3 million, representing an increase of 21% compared to the first quarter of 2012.  Gross profit was $46.1 million and income from operations was $201 thousand in the first quarter of 2013.  Net income applicable to common stock was $476 thousand, leading to diluted earnings per share of $0.01, compared to $0.14 for the first quarter of 2012.

On a non-GAAP basis, Synchronoss reported net revenues of $79.5 million, an increase of 22% compared to the first quarter of 2012.  Gross profit for the first quarter of 2013 was $48.5 million, representing a gross margin of 61%.  Income from operations was $15.9 million in the first quarter of 2013, representing an operating margin of 20%.  Net income was $10.9 million in the first quarter of 2013, compared to $10.1 million in the year ago period.  Diluted earnings per share were $0.28 for the first quarter of 2013, compared to $0.26 for the first quarter of 2012.

A reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Lawrence R. Irving, Chief Financial Officer and Treasurer, said “Synchronoss delivered a strong operational performance in the first quarter, which enabled us to meet our profitability objectives while continuing to invest in our industry leading Personal Cloud Platform.  We plan to continue to increase investments in our business to meet growing customer demand as we believe there will be significant payback over time.   Our cloud services revenue continues to be the fastest growing portion of our business and we believe we are well positioned to scale with our portfolio of global, tier one mobile operator customers.”

Other First Quarter and Recent Business Highlights:

•                  Cloud Services revenue accounted for approximately $23.8 million of non-GAAP revenue, representing approximately 30% of total revenue and growing 29% on a year-over-year basis.

•                  Activation Services revenue accounted for approximately $55.7 million of non-GAAP revenue, representing approximately 70% of total revenue and growing 20% on a year-over-year basis.

•                  The Company expanded its executive team with the appointment of Nick Lazzaro as President of North America.  Mr. Lazzaro will oversee the Company’s North American operations under Bob Garcia, President and Chief Operating Officer.   Mr. Lazzaro has over 20 years of experience in technology and telecommunications, including executive positions at Vonage and Amdocs..

Conference Call Details

In conjunction with this announcement, Synchronoss will host a conference call on Wednesday, May 1, 2013, at 4:30 p.m. (ET) to discuss the company’s financial results.  To access this call, dial 866-700-6293 (domestic) or 617-213-8835 (international). The pass code for the call is 23643945.  Additionally, a live web cast of the conference call will be available on the “Investor Relations” page on the company’s web site, www.synchronoss.com.

Following the conference call, a replay will be available at 888-286-8010 (domestic) or 617-801-6888 (international). The replay pass code is 94312991. An archived web cast of this conference call will also be available on the “Investor Relations” page of the company’s web site, www.synchronoss.com.

Non-GAAP Financial Measures

Synchronoss has provided in this release selected financial information that has not been prepared in accordance with GAAP. This information includes historical non-GAAP revenues, gross profit, operating income, net income, effective tax rate, earnings per share and cash flows from operating activities. Synchronoss uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Synchronoss’ ongoing operational performance. Synchronoss believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in Synchronoss’ industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial results discussed above add back the deferred revenue write-down associated with acquisitions, fair value stock-based compensation expense, acquisition-related costs, changes in the contingent consideration obligation, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed above. As previously mentioned, a reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release.

About Synchronoss Technologies, Inc.

Synchronoss Technologies (NASDAQ: SNCR) is the mobile innovation leader that provides personal cloud solutions and software-based activation for connected devices across the globe. The company’s proven and scalable technology solutions allow customers to connect, synchronize and activate connected devices and services that empower enterprises and consumers to live in a connected world. For more information visit us at:

Web:                  www.synchronoss.com

Blog:                 http://blog.synchronoss.com

Twitter:  http://twitter.com/synchronoss

Forward-looking Statements

This document may include certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “outlook” or words of similar meanings. These statements are based on our current beliefs or expectations and are inherently subject to various risks and uncertainties, including those set forth under the caption “Risk Factors” in Synchronoss’ Annual Report on Form 10-K for the year ended December 31, 2012 and other documents filed with the U.S. Securities and Exchange Commission. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. Synchronoss does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

SYNCHRONOSS TECHNOLOGIES, INC.

BALANCE SHEETS

(in thousands, except per share data)

(Unaudited)

	March 31, 2013	December 31, 2012(1)

ASSETS
Current assets:
Cash and cash equivalents	$51,116	$36,028
Marketable securities	15,392	20,188
Accounts receivable, net of allowance for doubtful accounts of $664 and $258 at March 31, 2013 and December 31, 2012, respectively	69,461	74,980
Prepaid expenses and other assets	19,883	24,012
Deferred tax assets	4,127	4,114

Total current assets	159,979	159,322
Marketable securities	583	653
Property and equipment, net	64,023	58,162
Goodwill	126,106	127,322
Intangible assets, net	105,902	110,760
Deferred tax assets	7,009	6,961
Other assets	3,698	3,482

Total assets	$467,300	$466,662

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,342	$8,980
Accrued expenses	30,653	41,658
Deferred revenues	24,280	20,954
Contingent consideration obligation	8,619	3,279

Total current liabilities	69,894	74,871
Lease financing obligation - long term	9,259	9,540
Contingent consideration obligation - long-term	—	5,100
Other liabilities	3,700	2,494
Stockholders’ equity:
Preferred stock, $0.0001 par value; 10,000 shares authorized, 0 shares issued and outstanding at March 31, 2013 and December 31, 2012	—	—
Common stock, $0.0001 par value; 100,000 shares authorized, 43,396 and 42,533 shares issued; 39,572 and 38,674 outstanding at March 31, 2013 and December 31, 2012, respectively	4	4
Treasury stock, at cost (3,824 and 3,859 shares at March 31, 2013 and December 31, 2012, respectively)	(67,487)	(67,918)
Additional paid-in capital	355,829	344,469
Accumulated other comprehensive loss	(2,842)	(365)
Retained earnings	98,943	98,467

Total stockholders’ equity	384,447	374,657

Total liabilities and stockholders’ equity	$467,300	$466,662

(1)  Certain prior period amounts have been recast in connection with ASC 805, Business Combinations.

SYNCHRONOSS TECHNOLOGIES, INC.

STATEMENT OF INCOME

(in thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2013	2012

Net revenues	$78,276	$64,560
Costs and expenses:
Cost of services (2)(3)(4)*	32,131	28,621
Research and development (2)(3)(4)	16,718	12,876
Selling, general and administrative (2)(3)(4)	14,652	10,390
Net change in contingent consideration obligation	433	(780)
Restructuring charges	5,172	—
Depreciation and amortization	8,969	5,171
Total costs and expenses	78,075	56,278
Income from operations	201	8,282
Interest income	86	398
Interest expense	(232)	(239)
Other (expense) income (5)	(258)	14

(Loss) income before income tax expense	(203)	8,455
Income tax benefit (expense)	679	(2,972)
Net income	$476	$5,483

Net income per common share:
Basic (1)	$0.01	$0.14
Diluted (1)	$0.01	$0.14

Weighted-average common shares outstanding:
Basic	38,121	38,099
Diluted	39,089	39,258

* Cost of services excludes depreciation which is shown separately.

(1) Adjustment to net income for equity mark-to-market on contingent consideration obligation:
Net income	$476	$5,483
Income effect for equity mark-to-market on contingent consideration obligation, net of tax	—	—
Net income applicable to shares of common stock for earnings per share	$476	$5,483

(2) Amounts include fair value stock-based compensation as follows:
Cost of services	$1,200	$1,245
Research and development	1,296	1,428
Selling, general and administrative	2,414	2,538
Total fair value stock-based compensation expense	$4,910	$5,211

(3) Amounts include acquisition costs as follows:
Research and development	$—	$1
Selling, general and administrative	574	265
Total acquisition costs	$574	$266

(4) Amounts include fair value earn-out cash and stock compensation as follows:
Cost of services	$(57)	$—
Research and development	(66)	214
Selling, general and administrative	(49)	252
Total fair value earn-out cash and stock compensation expense	$(172)	$466

(5) Amounts include Fx change of the contingent consideration obligation as follows:
Other (expense) income	$30	$233

SYNCHRONOSS TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2013	2012

Non-GAAP financial measures and reconciliation:

GAAP Revenue	$78,276	$64,560
Add: Deferred Revenue Write-Down	1,204	346
Non-GAAP Revenue	$79,480	$64,906

GAAP Revenue	$78,276	$64,560
Less: Cost of Services	32,131	28,621
GAAP Gross Margin	46,145	35,939
Add: Deferred revenue write-down	1,204	346
Add: Fair value stock-based compensation	1,200	1,245
Add: Acquisition and restructuring costs	—	—
Add: Deferred compensation expense - earn-out	(57)	—
Non-GAAP Gross Margin	$48,492	$37,530
Non-GAAP Gross Margin %	61%	58%

GAAP income from operations	$201	$8,282
Add: Deferred revenue write-down	1,204	346
Add: Fair value stock-based compensation	4,910	5,211
Add: Acquisition and restructuring costs	5,746	266
Add: Net change in contingent consideration obligation	433	(780)
Add: Deferred compensation expense - earn-out	(172)	466
Add: Amortization expense	3,622	1,475
Non-GAAP income from operations	$15,944	$15,266

GAAP net income attributable to common stockholders	$476	$5,483
Add: Deferred revenue write-down, net of tax	791	223
Add: Fair value stock-based compensation, net of tax	3,224	3,351
Add: Acquisition and restructuring costs, net of taxes	3,773	171
Add: Net change in contingent consideration obligation, net of Fx change, net of tax	403	(352)
Add: Deferred compensation expense - earn-out, net of tax	(113)	300
Add: Amortization expense, net of tax	2,379	949
Non-GAAP net income	$10,933	$10,125
Diluted non-GAAP net income per share	$0.28	$0.26
Weighted shares outstanding - Diluted	39,089	39,258

SYNCHRONOSS TECHNOLOGIES, INC.

STATEMENT OF CASH FLOWS

(in thousands)

(Unaudited)

	Three Months Ended March 31,
	2013	2012

Operating activities:
Net income	$476	$5,483
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	8,969	5,171
Amortization of bond premium	86	332
Deferred income taxes	(118)	1,995
Non-cash interest on leased facility	229	230
Stock-based compensation	4,910	5,211
Changes in operating assets and liabilities:
Accounts receivable, net of allowance for doubtful accounts	5,519	(1,314)
Prepaid expenses and other current assets	4,499	2,361
Other assets	(384)	(131)
Accounts payable	(2,639)	(2,422)
Accrued expenses	(11,126)	(6,928)
Contingent consideration obligation	241	(3,307)
Excess tax benefit from the exercise of stock options	—	(269)
Other liabilities	1,247	124
Deferred revenues	3,325	89
Net cash provided by operating activities	15,234	6,625

Investing activities:
Purchases of fixed assets	(10,964)	(4,873)
Purchases of marketable securities available-for-sale	(13)	(2,729)
Maturity of marketable securities available-for-sale	4,791	3,482
Business acquired, net of cash	—	(14)
Net cash used in investing activities	(6,186)	(4,134)

Financing activities:
Proceeds from the exercise of stock options	6,212	3,564
Payments on contingent consideration obligation	—	(575)
Excess tax benefit from the exercise of stock options	—	269
Proceeds from the sale of Treasury Stock in connection with an employee stock purchase plan	670	—
Payments on capital obligations	(760)	(224)
Net cash provided by financing activities	6,122	3,034
Effect of exchange rate changes on cash	(82)	143
Net increase in cash and cash equivalents	15,088	5,668
Cash and cash equivalents at beginning of year	36,028	69,430
Cash and cash equivalents at end of period	$51,116	$75,098

SYNCHRONOSS TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Cash Provided by Operating Activities

(in thousands)

(Unaudited)

	Three Months Ended March 31,
	2013	2012

Non-GAAP cash provided by operating activities and reconciliation:

Net cash provided by operating activities (GAAP)	$15,234	$6,625
Add: Tax benefits from stock options exercised	—	269
Add: Cash payments on settlement of Earn-out	—	3,226
Adjusted cash flow provided by operating activities (Non-GAAP)	$15,234	$10,120

SOURCE: Synchronoss Technologies, Inc.

Synchronoss Technologies, Inc.

Investor:

Brian Denyeau, 646-277-1251

investor@synchronoss.com

or

Media:

Stacie Hiras, 908-547-1260

Stacie.hiras@synchronoss.com